UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  July 2, 2026
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister			(713)	996-4700
Houston,	Texas	77040
(Address of principal executive offices)			(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 2, 2026 DXP Enterprises, Inc. (the “Company”) entered into a Second Amended and Restated Loan and Security Agreement (the “Second A&R Credit Agreement”) by and among the Company, certain of the Company’s US subsidiaries, as borrowers (together with the Company, the “US Borrowers”), certain of the Company’s Canadian subsidiaries, as borrowers (the “Canadian Borrowers”, and together with the US Borrowers, the “Borrowers”), Bank of America, N.A., as agent, certain financial institutions, as lenders, Bank of America, N.A., as sole lead arranger and sole bookrunner, and each of U.S. Bank, National Association and PNC Bank, National Association, as documentation agents.. The ABL Credit Agreement provides for asset-based revolving loans (the “ABL Loans”) in an aggregate principal amount of up to $225.0 million, with up to $210.0 million to be made available to the US Borrowers (the “US ABL Facility”) and up to $15.0 million to be made available to the Canadian Borrowers (the “Canadian ABL Facility” and together with the US ABL Facility, the “ABL Facility”). The ABL Credit Agreement amends and restates the Amended and Restated Loan and Security Agreement dated as of July 19, 2022, by and among the Company, certain of its subsidiaries, Bank of America, N.A., as agent, and the other agents and lenders party thereto.

Subject to the conditions set forth in the Second A&R Credit Agreement, the ABL Facility may be increased by up to an aggregate of $50.0 million, in minimum increments of $10.0 million.

The ABL Facility will mature on July 2, 2031. Interest shall accrue on outstanding borrowings at a rate equal to Term SOFR or Term CORRA plus a margin ranging from 1.25% to 1.75% per annum, or at an alternate base rate, Canadian prime rate or Canadian base rate plus a margin ranging from 0.25% to 0.75% per annum, in each case, based upon the average daily excess availability under the ABL Facility for the most recently completed calendar quarter. Fees ranging from 0.25% to 0.375% per annum will be payable on the portion of the US ABL Facility not in use at any given time, and fees ranging from 0.25% to 0.375% per annum will be payable on the portion of the Canadian ABL Facility not in use at any given time.

The obligations of the Borrowers under the ABL Facility are guaranteed by the Company and its direct and indirect material wholly-owned subsidiaries other than certain excluded subsidiaries; provided that the obligations of the US Borrowers will not be guaranteed by any of the Company’s Canadian subsidiaries. The ABL Facility is secured by substantially all of the assets of the Borrowers; provided that the obligations of the US Borrowers will not be secured by any liens on more than 65% of the voting stock of the Company’s non-U.S. subsidiaries or by assets of the non-U.S. subsidiaries.

The ABL Credit Agreement contains representations and warranties and affirmative and negative covenants that are usual and customary, including representations, warranties and covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional debt, incur or permit liens on assets, make investments and acquisitions, consolidate or merge with any other company, engage in asset sales, pay dividends, and make distributions. The ABL Credit Agreement contains a financial covenant restricting the Company from allowing its fixed charge coverage ratio to be less than 1.00:1.00 during a compliance period, which is triggered when the availability under ABL Facility falls below a threshold set forth in the ABL Credit Agreement. Obligations under the ABL Credit Agreement may be accelerated upon certain customary events of default (subject to grace periods, as appropriate), including among others: nonpayment of principal, interest or fees; breach of the affirmative or negative covenants; breach of the representations or warranties in any material respect; event of default under, or acceleration of, other material indebtedness; bankruptcy or insolvency; material judgments entered against the Company or any of its subsidiaries; invalidity or unenforceability of any security documentation associated with the ABL Facility; and a change of control of the Company.

The foregoing description is only a summary of the material provisions of the Second A&R Credit Agreement and is qualified in its entirety by reference to a copy of the Second A&R Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Second A&R Credit Agreement, as context requires.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 8.01. Other Events.

On July 9, 2026, the Company issued a press release announcing its entry into the Second A&R Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Second Amended and Restated Loan and Security Agreement, dated as of July 2, 2026, by and among the Company and the other persons party thereto, as borrowers, the other persons party thereto from time to time, as guarantors, Bank of America, N.A., as agent, certain financial institutions, as lenders, Bank of America, N.A., as sole lead arranger and sole bookrunner, and each of U.S. Bank, National Association and PNC Bank, National Association, as documentation agents.

99.1	Press Release, dated July 9, 2026, announcing the Company’s entry into the Second A&R Credit Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.

July 9, 2026	By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By: /s/ David Molero Santos
David Molero Santos
Vice President/Finance and Chief Accounting Officer